UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 4764

Dreyfus Municipal Bond Opportunity Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	4/30
Date of reporting period:	4/30/13

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus Municipal
Bond Opportunity Fund

ANNUAL REPORT April 30, 2013

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
23	Statement of Assets and Liabilities
24	Statement of Operations
25	Statement of Changes in Net Assets
27	Financial Highlights
30	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
43	Important Tax Information
44	Board Members Information
46	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Municipal
Bond Opportunity Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Bond Opportunity Fund, covering the 12-month period from May 1, 2012, through April 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The search for higher after-tax yields amid historically low interest rates continued to exert a major influence on the municipal bond market over the past year, as investors increasingly turned to lower rated and longer term securities for higher levels of current income.The market’s supply-and-demand dynamics were buoyed further when political pressure to reduce government spending and borrowing led to a relatively meager supply of newly issued securities through most of the reporting period.The market also benefited from a generally recovering U.S. economy, including a declining U.S. unemployment rate and improving housing markets, which helped to alleviate fiscal pressures for many states and municipalities.

Our chief economist currently expects the U.S. economic recovery to persist at a choppy and moderate pace over the next several months, but sees the potential for stronger growth to begin in the fall. Moreover, the United States generally is expected to remain in the lead in a global march toward better economic conditions, while Europe’s recovery from recession likely will be delayed as regional policymakers continue their efforts to resolve structural issues. As always, we encourage you to discuss our observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2012, through April 30, 2013, as provided by Daniel Rabasco and Mountaga Aw, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended April 30, 2013, Dreyfus Municipal Bond Opportunity Fund’s Class A shares produced a total return of 5.91%, Class C shares returned 5.12% and Class Z shares returned 5.97%.1 In comparison, the Barclays Municipal Bond Index, the fund’s benchmark index, achieved a total return of 5.19% for the same period.2

Despite bouts of heightened volatility, positive supply-and-demand dynamics stemming in part from investors’ search for higher levels of tax-exempt income helped support municipal bond prices over the reporting period.The fund’s Class A and Class Z shares produced higher returns than its benchmark, mainly due to strength among lower rated and longer dated securities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund’s portfolio is not restricted, but normally exceeds 10 years.

In managing the fund, we focus on identifying undervalued sectors and securities, and we minimize the use of interest-rate forecasting. We select municipal bonds using fundamental analysis to estimate the relative value of various sectors and securities, and to exploit pricing inefficiencies in the municipal bond market. In addition, we trade among the market’s various sectors — such as the pre-refunded, general obligation and revenue sectors — based on their apparent relative values. The fund generally will invest simultaneously in several of these sectors.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Municipal Bonds Encountered Heightened Volatility

Although the reporting period began in the midst of heightened economic concerns, investor sentiment soon began to recover when U.S. employment trends improved, housing markets recovered, and the Federal Reserve Board launched a new quantitative easing program. Investor optimism faltered briefly in November 2012 due to uncertainty surrounding automatic tax hikes and spending cuts scheduled for the start of 2013, but last-minute legislation to address the increases helped alleviate these worries. Positive economic data offered further support to investor sentiment over the first four months of 2013.

Lower rated municipal bonds generally outperformed broader market averages, supported by robust demand from investors seeking higher levels of after-tax income in a low interest rate environment. While the supply of newly issued municipal bonds increased compared to the very low levels reached earlier in 2012, new issuance remained muted relative to historical norms.

From a credit quality perspective, higher tax receipts and reduced spending have enabled many states to shore up their fiscal conditions and balance their budgets. However, some states and localities continue to face challenges stemming from revenue shortfalls and underfunded pension and health care liabilities.

Revenue Bonds Drove Fund Performance

The fund benefited during the reporting period from an overweighted exposure to revenue bonds backed by hospitals, airports, industrial development projects, and U.S. tobacco master settlement bonds issued by various states.The fund’s holdings of bonds with credit ratings toward the lower end of the investment-grade range fared especially well as other investors downgraded in credit quality in their reach for yield.Tactical trades into general obligation bonds from California and Illinois, both of which rallied from depressed levels, also added to relative returns. Detracting from relative returns were lower yielding, high-quality revenue bonds backed by essential municipal services such as water and sewer facilities.

The fund’s performance also was aided by our interest rate strategies, including a modestly long average duration and an emphasis on securities with maturities in the 10- to 15-year range.Also, the fund successfully employed futures contracts that helped capture the benefits of changing yield differences between municipal bonds and U.S.Treasury securities.

Maintaining a Selective Approach

The domestic economy continues to grow at a modest pace but remains vulnerable to fiscal uncertainty and unexpected global developments. In addition, while credit fundamentals are improving for the states, many localities face ongoing fiscal pressures. Therefore, we have maintained our research-intensive credit selection process to help identify attractively valued opportunities among fundamentally sound issuers of municipal securities.

As of the reporting period’s end, we have maintained our overweighted exposure to revenue bonds, including those with lower investment-grade credit ratings.The fund continues to maintain a slightly long duration posture with a focus at the long end of the intermediate-term maturity range. Over the long term, the fund’s holdings of tax-exempt municipal bonds should benefit from robust demand from individuals facing recently enacted higher income tax rates at the federal level.

May 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class
Z is not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Barclays Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund	5

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A and Class C shares of Dreyfus Municipal Bond Opportunity Fund on 4/30/03 to a $10,000 investment made in the Barclays Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and its performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A and Class C shares. Performance for Class Z shares will vary from the performance of Class A and Class C shares shown above due to differences in charges and expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/13

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception
Class A shares
with maximum sales charge (4.5%)	11/26/86	1.17%	4.24%	4.02%	—
without sales charge	11/26/86	5.91%	5.20%	4.50%	—
Class C shares
with applicable redemption charge †	7/13/95	4.12%	4.43%	3.73%	—
without redemption	7/13/95	5.12%	4.43%	3.73%	—
Class Z shares	10/14/04	5.97%	5.26%	—	4.48%
Barclays Municipal Bond Index	9/30/04	5.19%	6.09%	5.05%	5.12	%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The Index date is based on the life of Class Z shares. For comparative purposes, the value of the Index as of
9/30/04 is used as the beginning value on 10/14/04 (the inception date for Class Z shares).

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Bond Opportunity Fund from November 1, 2012 to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2013

	Class A	Class C	Class Z
Expenses paid per $1,000†	$4.56	$8.35	$4.31
Ending value (after expenses)	$1,019.70	$1,015.90	$1,019.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2013

	Class A	Class C	Class Z
Expenses paid per $1,000†	$4.56	$8.35	$4.31
Ending value (after expenses)	$1,020.28	$1,016.51	$1,020.53

† Expenses are equal to the fund’s annualized expense ratio of .91% for Class A, 1.67% for Class C and .86% for
Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2013

Long-Term Municipal	Coupon	Maturity	Principal
Investments—99.5%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—.6%
Jefferson County,
Limited Obligation
School Warrants	5.25	1/1/17	2,000,000		2,000,680
Jefferson County,
Limited Obligation
School Warrants	5.00	1/1/24	1,000,000		980,900
Arizona—3.1%
Mohave County Industrial
Development Authority,
Correctional Facilities
Contract Revenue (Mohave
Prison, LLC Expansion Project)	8.00	5/1/25	5,000,000		6,402,000
Phoenix Civic Improvement
Corporation, Junior Lien
Water System Revenue	5.00	7/1/17	3,405,000		3,997,198
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	4,650,000		4,650,465
California—13.9%
Anaheim Public Financing
Authority, Revenue (City of
Anaheim Electric System
Distribution Facilities)	5.25	10/1/34	3,185,000		3,665,043
California,
GO (Insured; AMBAC)	6.00	2/1/18	2,245,000		2,769,095
California,
GO (Various Purpose)	5.25	10/1/20	2,300,000		2,864,581
California,
GO (Various Purpose)	5.75	4/1/31	7,725,000		9,166,022
California,
GO (Various Purpose)	6.50	4/1/33	5,000,000		6,261,150
California,
GO (Various Purpose)	6.00	11/1/35	3,000,000		3,680,070
California Health Facilities
Financing Authority, Revenue
(Providence Health and Services)	6.50	10/1/38	2,955,000		3,580,544
California Health Facilities
Financing Authority, Revenue
(Providence Health and
Services) (Prerefunded)	6.50	10/1/18	45,000	[a]	58,238

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California State Public Works
Board, LR (Judicial Council of
California) (Various Judicial
Council Projects)	5.00	12/1/31	2,000,000		2,237,280
California State Public Works
Board, LR (Various
Capital Projects)	5.13	10/1/31	1,000,000		1,125,740
California Statewide Communities
Development Authority,
Revenue (Sutter Health)	5.50	8/15/26	2,670,000		3,208,432
Chula Vista,
IDR (San Diego Gas and
Electric Company)	5.88	2/15/34	2,000,000		2,409,540
Los Angeles Harbor Department,
Revenue	5.25	8/1/25	5,000,000		6,054,800
Los Angeles Unified School
District, GO	5.00	7/1/18	7,210,000		8,720,134
Sacramento County,
Airport System Senior Revenue	5.25	7/1/26	5,000,000		5,865,600
Sacramento County,
Airport System Senior Revenue	5.50	7/1/29	1,500,000		1,759,800
San Bernardino Community College
District, GO (Prerefunded)	6.25	8/1/18	2,000,000	[a]	2,555,920
San Diego County Regional
Transportation Commission,
Sales Tax Revenue	5.00	4/1/20	1,250,000		1,576,325
Colorado—1.7%
Colorado Housing and Finance
Authority, Single Family
Program Senior and Subordinate
Bonds (Collateralized; FHA)	6.60	8/1/32	1,030,000		1,087,515
E-470 Public Highway Authority,
Senior Revenue	5.38	9/1/26	1,000,000		1,121,030
Metro Wastewater
Reclamation District, Sewer
Improvement Revenue	5.00	4/1/17	1,925,000		2,250,594
University of Colorado Regents,
University Enterprise Revenue	5.75	6/1/28	1,000,000		1,230,280
University of Colorado Regents,
University Enterprise Revenue	5.25	6/1/36	2,065,000		2,444,361

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Connecticut—.7%
Connecticut Development Authority,
Water Facilities Revenue
(Aquarion Water Company of
Connecticut Project)	5.50	4/1/21	3,000,000		3,546,060
Florida—6.2%
Broward County,
Port Facilities Revenue	5.00	9/1/22	3,285,000		3,875,446
Broward County Housing Finance
Authority, MFHR (Pembroke
Villas Project) (Insured; Assured
Guaranty Municipal Corp.)	5.55	1/1/23	865,000		866,436
Citizens Property Insurance
Corporation, Coastal Account
Senior Secured Revenue	5.00	6/1/20	3,000,000		3,621,360
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	5.50	6/1/17	2,340,000		2,749,102
Citizens Property Insurance
Corporation, Personal Lines
Account/Commercial Lines
Account Senior Secured Revenue	5.00	6/1/22	3,500,000		4,266,080
Florida State Board of Education,
Public Education Capital
Outlay Bonds	5.00	6/1/21	2,500,000		3,163,275
Jacksonville Electric Authority,
Revenue (Saint Johns River
Power Park System)	5.00	10/1/22	1,625,000		1,953,900
Martin County Industrial
Development Authority, IDR
(Indiantown Cogeneration,
L.P. Project)	4.20	12/15/25	1,750,000		1,775,235
Orlando Utilities Commission,
Utility System Revenue	5.00	10/1/19	2,325,000		2,868,469
Palm Bay,
Educational Facilities Revenue
(Patriot Charter School Project)	7.00	7/1/36	215,000	[b]	64,474
Palm Bay,
Utility System Improvement
Revenue (Insured; National
Public Finance Guarantee Corp.)	0.00	10/1/20	1,845,000	[c]	1,393,178

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Pinellas County Health Facilities
Authority, Health System
Revenue (BayCare Health System
Issue) (Insured; National
Public Finance Guarantee Corp.)	0.26	11/15/23	2,000,000	[d]	1,882,040
Port of Palm Beach District,
Revenue (Insured; XLCA)	0.00	9/1/23	1,000,000	[c]	571,320
Saint Johns County Industrial
Development Authority, Revenue
(Presbyterian Retirement
Communities Project)	5.88	8/1/40	1,000,000		1,120,640
Georgia—3.8%
Atlanta,
Airport General Revenue	5.00	1/1/27	3,000,000		3,402,720
Atlanta,
Water and Wastewater Revenue	6.00	11/1/26	3,550,000		4,408,355
Gwinnett County School District,
GO Sales Tax Bonds	4.00	10/1/16	2,875,000		3,216,234
Municipal Electric Authority of
Georgia, Revenue (Project One
Subordinated Bonds)	5.00	1/1/20	6,290,000		7,675,435
Hawaii—.2%
Hawaii Department of Budget and
Finance, Special Purpose
Revenue (Hawai’i Pacific
Health Obligated Group)	5.63	7/1/30	1,000,000		1,123,210
Illinois—6.1%
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)
(Insured; National Public
Finance Guarantee Corp.)	5.25	1/1/17	3,500,000		4,047,610
Chicago Board of Education,
Unlimited Tax GO
(Dedicated Revenues)	5.25	12/1/25	10,000,000		11,362,800
Illinois,
GO	5.00	4/1/22	3,000,000		3,531,360
Illinois,
GO	5.00	8/1/24	1,000,000		1,146,220

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois (continued)
Illinois Finance Authority,
Revenue (The Carle Foundation)	5.00	8/15/18	2,500,000	2,931,025
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	5.50	6/1/23	1,750,000	2,142,472
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	6.00	6/1/28	3,975,000	4,862,220
Indiana—1.0%
Indiana Finance Authority,
First Lien Wastewater Utility
Revenue (CWA Authority Project)	5.25	10/1/25	1,500,000	1,838,850
Indiana Finance Authority,
Midwestern Disaster Relief
Revenue (Ohio Valley Electric
Corporation Project)	5.00	6/1/39	2,000,000	2,142,380
Indiana Finance Authority,
Private Activity Bonds (Ohio
River Bridges East End
Crossing Project)	5.00	1/1/19	1,000,000	1,114,240
Kansas—1.1%
Kansas Department of
Transportation, Highway Revenue	5.00	9/1/20	3,000,000	3,797,760
Kansas Development Finance
Authority, Revenue (Lifespace
Communities, Inc.)	5.00	5/15/30	1,500,000	1,600,245
Kentucky—2.7%
Mount Sterling,
LR (Kentucky League of Cities
Funding Trust Program)	6.10	3/1/18	5,500,000	6,230,620
Pendleton County,
Multi-County LR (Kentucky
Association of Counties
Leasing Trust Program)	6.40	3/1/19	6,000,000	6,947,280
Louisiana—.5%
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.75	11/1/32	2,000,000	2,289,220

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Maine—.5%
Maine Health and Higher
Educational Facilities Authority,
Revenue (MaineGeneral
Medical Center Issue)	7.50	7/1/32	2,000,000	2,568,140
Maryland—2.5%
Maryland,
GO (State and Local
Facilities Loan)	5.00	8/1/20	2,500,000	3,094,650
Maryland Transportation Authority,
Airport Parking Revenue
(Baltimore/Washington
International Thurgood
Marshall Airport Projects)	5.00	3/1/18	6,200,000	7,198,200
Montgomery County,
Consolidated Public
Improvement GO	5.00	7/1/21	1,500,000	1,845,975
Massachusetts—4.0%
Massachusetts Department
of Transportation,
Metropolitan Highway
System Senior Revenue	5.00	1/1/27	5,000,000	5,738,500
Massachusetts Development Finance
Agency, Revenue (Tufts
Medical Center Issue)	6.25	1/1/27	2,250,000	2,712,465
Massachusetts School Building
Authority, Senior Dedicated
Sales Tax Revenue	5.00	8/15/22	5,000,000	6,397,900
Massachusetts School Building
Authority, Senior Dedicated
Sales Tax Revenue	5.00	10/15/35	1,750,000	2,031,715
Massachusetts Water Resources
Authority, General Revenue	5.00	8/1/42	2,500,000	2,891,425
Michigan—9.4%
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.00	7/1/27	3,000,000	3,685,350
Detroit Water and Sewerage
Department, Senior Lien Sewage
Disposal System Revenue	5.25	7/1/39	2,500,000	2,732,750

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan (continued)
Kent Hospital Finance Authority,
Revenue (Spectrum
Health System)	5.50	11/15/25	2,500,000		3,040,350
Lansing Board of Water and Light,
Utility System Revenue	5.50	7/1/41	2,500,000		2,962,675
Michigan Finance Authority,
Unemployment Obligation
Assessment Revenue	5.00	7/1/22	7,500,000		8,494,275
Michigan Municipal Bond Authority,
State Clean Water Revolving
Fund Revenue	5.00	10/1/23	6,340,000		7,449,120
Michigan Strategic Fund,
LOR (State of Michigan Cadillac
Place Office Building Project)	5.00	10/15/17	2,590,000		2,980,572
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	6,025,000		6,024,397
Romulus Economic Development
Corporation, Limited Obligation EDR
(Romulus HIR Limited Partnership
Project) (Insured; ITT Lyndon
Property Insurance Company)	7.00	11/1/15	5,000,000		5,784,400
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne
County Airport)	5.00	12/1/18	2,500,000		2,947,425
Missouri—.6%
Curators of the University of
Missouri, System
Facilities Revenue	5.00	11/1/19	2,500,000		3,106,950
Nevada—.2%
Clark County,
Passenger Facility Charge
Revenue (Las Vegas-McCarran
International Airport)	5.00	7/1/30	1,000,000		1,128,740
New Jersey—.5%
New Jersey Turnpike Authority,
Turnpike Revenue (Insured;
National Public Finance
Guarantee Corp.)	0.39	1/1/30	2,500,000	[d]	2,250,000

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York—12.0%
Austin Trust
(Port Authority of New York
and New Jersey, Consolidated
Bonds, 151st Series)	6.00	9/15/28	9,690,000	[e,f]	11,419,859
Long Island Power Authority,
Electric System General Revenue	6.00	5/1/33	5,000,000		6,061,400
Metropolitan Transportation
Authority, Dedicated
Tax Fund Revenue	5.00	11/15/32	1,850,000		2,161,096
Metropolitan Transportation
Authority, Transportation Revenue	5.25	11/15/28	2,500,000		2,914,700
New York City,
GO	5.00	10/1/36	5,000,000		5,745,050
New York City Health and
Hospital Corporation, GO	5.00	2/15/18	5,265,000		6,198,906
New York City Industrial
Development Agency,
Senior Airport Facilities
Revenue (Transportation
Infrastructure Properties, LLC
Obligated Group)	5.00	7/1/20	3,000,000		3,253,320
New York City Municipal Water
Finance Authority, Water and
Sewer System Second General
Resolution Revenue	5.00	6/15/34	5,000,000		5,760,900
New York City Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue	5.00	2/1/24	2,000,000		2,433,520
New York Liberty Development
Corporation, Liberty Revenue
(4 World Trade Center Project)	5.00	11/15/31	1,000,000		1,146,050
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.25	12/1/37	5,000,000		5,560,650
New York State Dormitory
Authority, State Personal
Income Tax Revenue
(General Purpose)	5.00	8/15/18	5,000,000		6,056,050

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
North Carolina—.9%
Wake County Industrial Facilities
and Pollution Control Financing
Authority, PCR (Carolina Power
and Light Company Project)
(Insured; AMBAC)	0.39	10/1/22	4,725,000	[d]	4,441,500
Ohio—.6%
Cleveland-Cuyahoga County
Port Authority, Senior Special
Assessment/Tax Increment
Revenue (University Heights—
Public Parking Garage Project)	7.35	12/1/31	3,000,000		3,028,770
Oklahoma—1.0%
Oklahoma Municipal Power
Authority, Power Supply
System Revenue	6.00	1/1/38	4,000,000		4,664,120
Pennsylvania—3.5%
Allegheny County Port Authority,
Special Transportation Revenue	5.25	3/1/23	2,715,000		3,250,072
Pennsylvania Economic Development
Financing Authority, Unemployment
Compensation Revenue	5.00	7/1/22	3,000,000		3,401,760
Pennsylvania Higher Educational
Facilities Authority, Revenue
(University of Pennsylvania
Health System)	6.00	8/15/26	5,000,000		5,994,900
Philadelphia School District,
GO	5.25	9/1/23	4,000,000		4,708,040
South Carolina—1.2%
South Carolina Public Service
Authority, Revenue Obligations	5.50	1/1/38	5,000,000		5,766,700
Tennessee—1.2%
Johnson City Health and
Educational Facilities Board, HR
(Mountain States Health Alliance)	6.00	7/1/38	2,435,000		2,852,408
Metropolitan Government of
Nashville and Davidson County,
Subordinate Lien Water and
Sewer Revenue	5.00	7/1/17	2,500,000		2,915,175

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas—8.5%
Dallas and Fort Worth,
Joint Improvement Revenue
(Dallas/Fort Worth
International Airport)	5.00	11/1/42	5,000,000	5,325,850
Dallas Independent School
District, Unlimited Tax Bonds
(Permament School Fund
Guarantee Program)	5.00	2/15/23	5,000,000	6,184,900
Houston,
Airport System Subordinate
Lien Revenue	5.00	7/1/17	2,500,000	2,919,650
Love Field Airport Modernization
Corporation, Special
Facilities Revenue (Southwest
Airlines Company—Love Field
Modernization Program Project)	5.00	11/1/22	2,000,000	2,259,740
Midlothian Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/40	1,500,000	1,739,865
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	1/1/40	5,665,000	6,532,198
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	5,510,000	6,205,031
San Antonio,
Water System Revenue	5.00	5/15/36	3,945,000	4,513,751
University of Texas System
Board of Regents, Financing
System Revenue	5.00	8/15/17	5,000,000	5,914,450
Virginia—1.5%
Henrico County,
Public Improvement GO	5.00	7/15/17	2,845,000	3,369,703
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	6.25	7/1/31	3,305,000	3,784,126

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Washington—3.6%
Chelan County Public Utility
District Number 1,
Consolidated System Revenue	5.00	7/1/17	2,180,000	2,502,967
Energy Northwest,
Electric Revenue (Project 3)	5.00	7/1/18	5,000,000	6,031,850
Seattle,
Water System Revenue	5.00	9/1/22	2,735,000	3,496,096
Washington,
GO (Various Purpose)	5.00	7/1/16	2,500,000	2,852,025
Washington,
Motor Vehicle Fuel Tax GO
(State Road 520 Corridor
Program—Toll Revenue)	5.00	6/1/33	2,255,000	2,626,782
West Virginia—1.2%
West Virginia University Board
of Governors, University
Improvement Revenue (West
Virginia University Projects)	5.00	10/1/36	5,000,000	5,809,700
Wisconsin—1.3%
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	5.50	4/15/29	2,200,000	2,514,116
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	6.40	4/15/33	4,000,000	4,010,200
U.S. Related—3.7%
Puerto Rico Aqueduct
and Sewer Authority,
Senior Lien Revenue	5.00	7/1/21	2,000,000	2,003,200
Puerto Rico Aqueduct
and Sewer Authority,
Senior Lien Revenue	5.25	7/1/29	3,820,000	3,805,293
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/28	1,000,000	1,056,360
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/24	1,500,000	1,554,240

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/19	2,515,000	2,697,413
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/39	1,500,000	1,653,885
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	5,000,000	5,479,950
Total Long-Term Municipal Investments
(cost $442,187,066)				486,894,869

Short-Term Municipal
Investment—.4%
California;
California Infrastructure and
Economic Development Bank,
Revenue, Refunding (Los
Angeles County Museum of
Natural History Foundation)
(LOC; Wells Fargo Bank)
(cost $2,100,000)	0.17	5/1/13	2,100,000 [g]	2,100,000

Total Investments (cost $444,287,066)			99.9%	488,994,869

Cash and Receivables (Net)			.1%	671,765

Net Assets			100.0%	489,666,634

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Non-income producing—security in default.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d Variable rate security—interest rate subject to periodic change.
e Collateral for floating rate borrowings.
f Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2013, this security was valued at $11,419,859 or 2.3% of net assets.
g Variable rate demand note—rate shown is the interest rate in effect at April 30, 2013. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt	SWDR	Solid Waste Disposal Revenue
Adjustable Receipts
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	14.8
AA		Aa		AA	31.7
A		A		A	36.8
BBB		Baa		BBB	8.5
BB		Ba		BB	2.6
B		B		B	2.1
F1		MIG1/P1		SP1/A1	.4
Not Rated[h]		Not Rated[h]		Not Rated[h]	3.1
					100.0

† Based on total investments.
h Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2013

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		444,287,066	488,994,869
Interest receivable			6,409,676
Receivable for shares of Beneficial Interest subscribed			128,000
Prepaid expenses			22,125
			495,554,670
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			372,670
Cash overdraft due to Custodian			301,338
Payable for floating rate notes issued—Note 4			4,845,000
Payable for shares of Beneficial Interest redeemed			266,411
Interest and expense payable related to
floating rate notes issued—Note 4			4,537
Accrued expenses			98,080
			5,888,036
Net Assets ($)			489,666,634
Composition of Net Assets ($):
Paid-in capital			474,404,129
Accumulated net realized gain (loss) on investments			(29,445,298)
Accumulated net unrealized appreciation
(depreciation) on investments			44,707,803
Net Assets ($)			489,666,634

Net Asset Value Per Share
	Class A	Class C	Class Z
Net Assets ($)	226,734,648	12,432,835	250,499,151
Shares Outstanding	17,227,753	942,407	19,032,630
Net Asset Value Per Share ($)	13.16	13.19	13.16

See notes to financial statements.

The Fund	23

STATEMENT OF OPERATIONS
Year Ended April 30, 2013

Investment Income ($):
Interest Income	19,910,925
Expenses:
Management fee—Note 3(a)	2,760,281
Shareholder servicing costs—Note 3(c)	1,387,762
Professional fees	97,119
Distribution fees—Note 3(b)	96,939
Registration fees	54,802
Custodian fees—Note 3(c)	43,981
Interest and expense related to floating rate notes issued—Note 4	39,390
Prospectus and shareholders’ reports	34,229
Trustees’ fees and expenses—Note 3(d)	24,351
Loan commitment fees—Note 2	5,264
Miscellaneous	49,378
Total Expenses	4,593,496
Less—reduction in fees due to earnings credits—Note 3(c)	(866)
Net Expenses	4,592,630
Investment Income—Net	15,318,295
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,084,681
Net realized gain (loss) on financial futures	367,517
Net Realized Gain (Loss)	7,452,198
Net unrealized appreciation (depreciation) on investments	6,152,143
Net Realized and Unrealized Gain (Loss) on Investments	13,604,341
Net Increase in Net Assets Resulting from Operations	28,922,636

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,
	2013	2012 [a]
Operations ($):
Investment income—net	15,318,295	19,733,002
Net realized gain (loss) on investments	7,452,198	12,015,713
Net unrealized appreciation
(depreciation) on investments	6,152,143	26,484,652
Net Increase (Decrease) in Net Assets
Resulting from Operations	28,922,636	58,233,367
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(7,095,312)	(9,305,877)
Class B Shares	—	(20,036)
Class C Shares	(291,817)	(432,566)
Class Z Shares	(7,742,261)	(9,823,657)
Net realized gain on investments:
Class A Shares	(122,983)	—
Class C Shares	(6,497)	—
Class Z Shares	(131,012)	—
Total Dividends	(15,389,882)	(19,582,136)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	10,356,998	12,674,888
Class B Shares	—	162,750
Class C Shares	1,499,783	1,504,474
Class Z Shares	6,743,255	6,921,528
Dividends reinvested:
Class A Shares	5,240,463	6,600,723
Class B Shares	—	14,891
Class C Shares	205,567	281,279
Class Z Shares	5,912,657	7,297,662
Cost of shares redeemed:
Class A Shares	(35,080,909)	(29,495,384)
Class B Shares	—	(1,232,053)
Class C Shares	(3,586,154)	(1,627,193)
Class Z Shares	(21,053,819)	(20,371,121)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(29,762,159)	(17,267,556)
Total Increase (Decrease) in Net Assets	(16,229,405)	21,383,675
Net Assets ($):
Beginning of Period	505,896,039	484,512,364
End of Period	489,666,634	505,896,039

The Fund	25

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,
	2013	2012 [a]
Capital Share Transactions:
Class Ab
Shares sold	793,799	1,019,158
Shares issued for dividends reinvested	401,021	531,701
Shares redeemed	(2,686,533)	(2,385,727)
Net Increase (Decrease) in Shares Outstanding	(1,491,713)	(834,868)
Class Bb
Shares sold	—	13,064
Shares issued for dividends reinvested	—	1,211
Shares redeemed	—	(98,670)
Net Increase (Decrease) in Shares Outstanding	—	(84,395)
Class C
Shares sold	114,217	121,443
Shares issued for dividends reinvested	15,697	22,595
Shares redeemed	(273,978)	(131,119)
Net Increase (Decrease) in Shares Outstanding	(144,064)	12,919
Class Z
Shares sold	516,619	554,644
Shares issued for dividends reinvested	452,371	587,938
Shares redeemed	(1,608,981)	(1,649,629)
Net Increase (Decrease) in Shares Outstanding	(639,991)	(507,047)

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended April 30, 2012, 29,619 Class B shares representing $369,815 were automatically converted to 29,642 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,
Class A Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	12.81	11.85	12.35	11.65	12.56
Investment Operations:
Investment income—net[a]	.40	.49	.53	.55	.57
Net realized and unrealized
gain (loss) on investments	.35	.96	(.50)	.70	(.91)
Total from Investment Operations	.75	1.45	.03	1.25	(.34)
Distributions:
Dividends from investment income—net	(.39)	(.49)	(.53)	(.55)	(.57)
Dividends from net realized
gain on investments	(.01)	—	—	—	—
Total Distributions	(.40)	(.49)	(.53)	(.55)	(.57)
Net asset value, end of period	13.16	12.81	11.85	12.35	11.65
Total Return (%)[b]	5.91	12.45	.20	10.91	(2.64)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.92	.94	.94	.93	1.00
Ratio of net expenses
to average net assets	.92	.89	.94	.93	.99
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.01	.01	.01	.01	.07
Ratio of net investment income
to average net assets	3.05	3.98	4.38	4.57	4.85
Portfolio Turnover Rate	16.55	40.38	21.95	22.61	56.67
Net Assets, end of period ($ x 1,000)	226,735	239,859	231,671	268,406	269,846

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund	27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class C Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	12.84	11.88	12.37	11.66	12.58
Investment Operations:
Investment income—net[a]	.30	.40	.44	.46	.49
Net realized and unrealized
gain (loss) on investments	.35	.96	(.49)	.71	(.93)
Total from Investment Operations	.65	1.36	(.05)	1.17	(.44)
Distributions:
Dividends from investment income—net	(.29)	(.40)	(.44)	(.46)	(.48)
Dividends from net realized
gain on investments	(.01)	—	—	—	—
Total Distributions	(.30)	(.40)	(.44)	(.46)	(.48)
Net asset value, end of period	13.19	12.84	11.88	12.37	11.66
Total Return (%)[b]	5.12	11.59	(.46)	10.15	(3.42)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.68	1.69	1.69	1.69	1.76
Ratio of net expenses
to average net assets	1.68	1.63	1.69	1.69	1.75
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.01	.01	.01	.01	.07
Ratio of net investment income
to average net assets	2.29	3.23	3.61	3.80	4.12
Portfolio Turnover Rate	16.55	40.38	21.95	22.61	56.67
Net Assets, end of period ($ x 1,000)	12,433	13,955	12,750	15,476	14,702

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

		Year Ended April 30,
Class Z Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	12.81	11.85	12.34	11.65	12.56
Investment Operations:
Investment income—net[a]	.40	.50	.54	.56	.58
Net realized and unrealized
gain (loss) on investments	.36	.96	(.50)	.69	(.91)
Total from Investment Operations	.76	1.46	.04	1.25	(.33)
Distributions:
Dividends from investment income—net	(.40)	(.50)	(.53)	(.56)	(.58)
Dividends from net realized
gain on investments	(.01)	—	—	—	—
Total Distributions	(.41)	(.50)	(.53)	(.56)	(.58)
Net asset value, end of period	13.16	12.81	11.85	12.34	11.65
Total Return (%)	5.97	12.51	.34	10.87	(2.59)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.87	.89	.88	.88	.94
Ratio of net expenses
to average net assets	.87	.84	.88	.88	.94
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.01	.01	.01	.01	.07
Ratio of net investment income
to average net assets	3.10	4.03	4.44	4.62	4.90
Portfolio Turnover Rate	16.55	40.38	21.95	22.61	56.67
Net Assets, end of period ($ x 1,000)	250,499	252,082	239,092	263,072	247,849
a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Opportunity Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class Z. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share generally only to shareholders of the fund who received Class Z shares in exchange for their shares of a Dreyfus-managed fund as a result of the reorganization of such Dreyfus-managed fund, and who continue to maintain accounts with the fund at the time of purchase. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board ofTrustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.All of the preceding securities are categorized within Level 2 of the fair value hierarchy. Financial futures on municipal securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	488,930,395	64,474	488,994,869
Liabilities ($)
Floating Rate Notes†	—	(4,845,000)	—	(4,845,000)

†	Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At April 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Municipal Bonds ($)
Balance as of 4/30/2012	58,048
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	6,426
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 4/30/2013	64,474
The amount of total gains (losses) for the period
included in earnings attributable to the change in
unrealized gains (losses) relating to investments
still held at 4/30/2013	6,426

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended April 30, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $474,028, undistributed ordinary income $128,013, accumulated capital losses $29,346,026 and unrealized appreciation $44,480,518.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2013. If not applied, $5,368,748 of the carryover expires in fiscal year 2017, $20,082,904 expires in fiscal year 2018 and $3,894,374 expires in fiscal year 2019.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2013 and April 30, 2012 were as follows: tax-exempt income $15,129,390 and $19,582,136 and ordinary income $260,492 and $0, respectively.

During the period ended April 30, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $188,905, increased accumulated net realized gain (loss) on investments by $158,814 and increased paid-in capital by $30,091.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

(e) New Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2013, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2013, the Distributor retained $9,896 from commissions earned on sales of the fund’s Class A shares and $2,192 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2013, Class C shares were charged $96,939, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A and Class C shares and Class Z shares pay the Distributor at an annual rate of .20% of the value of the average daily net assets of Class Z shares, for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2013, Class A, Class C and Class Z shares were charged $589,608, $32,313 and $506,202, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

management services related to fund subscriptions and redemptions. During the period ended April 30, 2013, the fund was charged $175,927 for transfer agency services and $5,277 for cash management services. Cash management fees were partially offset by earnings credits of $771.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2013, the fund was charged $43,981 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Subsequent to May 29, 2012,The Bank of NewYork Mellon has continued to provide shareholder redemption draft processing services. During the period ended April 30, 2013, the fund was charged $4,461 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $95.

During the period ended April 30, 2013, the fund was charged $8,414 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $221,019, Distribution Plan fees $7,514, Shareholder Services Plan fees $90,186, custodian fees $11,167, Chief Compliance Officer fees $3,054 and transfer agency fees $39,730.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2013, amounted to $81,751,165 and $105,209,232, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals.A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The average amount of borrowings outstanding under the inverse floater structure during the period ended April 30, 2013, was approximately $4,845,000, with a related weighted average annualized interest rate of .81%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2013 is discussed below.

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. At April 30, 2013, there were no financial futures outstanding.

At April 30, 2013, the cost of investments for federal income tax purposes was $439,669,351; accordingly, accumulated net unrealized appreciation on investments was $44,480,518, consisting of $44,711,913 gross unrealized appreciation and $231,395 gross unrealized depreciation.

NOTE 5—Other:

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

The Fund	41

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Municipal Bond Opportunity Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Bond Opportunity Fund, including the statement of investments, as of April 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Opportunity Fund at April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 25, 2013

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended April 30, 2013 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the Fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2013 calendar year on Form 1099-DIV which will be mailed in early 2014. Also, the fund hereby reports $.0068 per share as a short-term capital gain distribution paid on December 13, 2012.

The Fund	43

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 139
———————
Clifford L. Alexander, Jr. (79)
Board Member (1994)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
No. of Portfolios for which Board Member Serves: 39
———————
Francine J. Bovich (61)
Board Member (2012)†
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 38
———————
Peggy C. Davis (70)
Board Member (1990)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 56

Diane Dunst (73)
Board Member (2007)
Principal Occupation During Past 5Years:
• President of Huntting House Antiques
No. of Portfolios for which Board Member Serves: 14
———————
Nathan Leventhal (70)
Board Member (1989)
Principal Occupation During Past 5Years:
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• Commissioner, NYC Planning Commission (March 2007-November 2011)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 37
———————
Robin A. Melvin (49)
Board Member (2012)†
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring service in Illinois (April 2013-present)
No. of Portfolios for which Board Member Serves: 90
———————

† Board Member of the fund as of November 7, 2012.

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

David W. Burke, Emeritus Board Member
Ernest Kafka, Emeritus Board Member
Jay I. Meltzer, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

The Fund	45

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 139 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 69 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 165 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 165 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 165 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 165 portfolios) managed by the Manager. She is 57 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 165 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 165 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 165 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 165 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 165 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 165 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 64 investment companies (comprised of 160 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	47

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $   31,401 in 2012 and $32,149 in 2013.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $12,000 in 2012 and $6,000 in 2013. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h); (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended; (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events; and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,933 in 2012 and $3,293  in 2013.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $900 in 2012 and $0 in 2013.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2012 and $200,000 in 2013.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $35,337,885 in 2012 and $46,010,490 in 2013.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Bond Opportunity Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 17, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	June 17, 2013

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)